UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2021
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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
11075 Roselle Street			92121
San Diego	California		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 1.01 Entry Into a Material Definitive Agreement.

On September 15, 2021, Tandem Diabetes Care, Inc. (the “Company”) entered into a lease agreement (the “Lease”) with Kilroy Realty, L.P. (the “Landlord”), for approximately 181,949 square feet of additional general administrative, laboratory, and research and development office space (the “Premises”) located at 12400 High Bluff Drive, San Diego, California (the “High Bluff Building”). Possession of the Premises is expected to be tendered to the Company by the Landlord in two phases (each, a "Phase"), with the "Phase I" portion of the Premises consisting of 143,850 rentable square feet, and the "Phase II" portion of the Premises consisting of 38,099 rentable square feet. The Company intends to use Phase I of the High Bluff Building for operations currently located at four separate buildings on Roselle Street that comprise approximately 77,458 square feet in the aggregate, and that have lease terms which are expected to expire in May 2023.

The initial Lease term is expected to commence on the earlier of (i) the date upon which the Company first commences business in the Phase I portion of the Premises, and (ii) the date which is six months following the date on which the Company is tendered possession of the Phase I portion of the Premises (which date is anticipated to be September 1, 2022) (the “Commencement Date”). The Phase II portion of the Premises is expected to be tendered to the Company upon the later to occur of (i) the date upon which the Company first commences business in the Phase II portion of the Premises, and (ii) May 1, 2025 (the “Phase II Rental Commencement Date”). The Lease will expire approximately twelve years and eight months from the first day of the first full month following the Commencement Date. The Company has two options to extend the term of the Lease, with each option providing for an additional period of five years, by delivering prior written notice to the Landlord in accordance with the terms of the Lease.

The Lease also includes a first right of offer with respect to an additional 34,569 rentable square feet in the High Bluff Building should that space become available. The lease term and associated base rent for the additional space will not be known until the Company is notified by the Landlord that the additional space has become available and the Company elects to lease the space on terms mutually satisfactory to the Company and the Landlord.

The initial monthly base rent for the Premises is approximately $906,000 per month beginning on the Commencement Date, and the monthly base rent increases by approximately $255,000 per month on the Phase II Rental Commencement Date. The monthly base rent will increase annually by 3.0% on each annual anniversary of the Commencement Date. In addition to the monthly base rent, the Company is required to pay to the Landlord the Company’s proportionate share of certain ongoing operating expenses throughout the duration of the Lease. No base rent, other than the proportionate share of operating expenses, will be due for the Phase I portion of the Premises for months two through nine of the initial Lease term, and for the Phase II portion of the Premises for months two through five following the Phase II Rental Commencement Date.

Future minimum payments for monthly base rent due under the initial Lease term, are estimated to be as follows (in thousands), subject to a number of factors, including the actual Commencement Date of the Lease:

Years Ending December 31,
2021(1)	$906
2022	—
2023	6,453
2024	11,313
2025	12,694
2026 through 2035	160,764
Total	$192,130

(1) Amount due upon execution of the lease agreement.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by the Lease, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2021.

 Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that concern matters that involve risks and uncertainties that could cause actual results to differ materially from those anticipated or projected in the forward-looking statements. These forward-looking statements include statements regarding the intended uses of the High Bluff Building, the Commencement Date, the Phase II Rental Commencement Date, the duration and expiration of the term of the Lease, the Company’s right of first offer with respect to the High Bluff Building additional rental space, and the estimated monthly base rent due under the Lease. The Company’s actual results may differ materially from those indicated in these forward-looking statements due to numerous risk and uncertainties, including: the actual timing of the Commencement Date and Phase II Rental Commencement Date; and whether the Company has the opportunity and chooses to elect to rent the High Bluff Building additional rental space. In addition, the Company’s results may be impacted by the other risks identified in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and other documents that the Company files with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. The Company undertakes no obligation to update or review any forward-looking statement in this Current Report because of new information, future events, or other factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ David B. Berger
David B. Berger
Executive Vice President, Chief Business Operations & Compliance Officer
Date: September 17, 2021

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